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                             JETRONIC INDUSTRIES, INC.
                              4200 Mitchell Street
                        Philadelphia, Pennsylvania 19128

                                   ----------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   ----------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Jetronic Industries, Inc. (the "Company") will be held at Williamson's, Atop the GSB Building, Belmont and City Line Avenues, Bala Cynwyd, Pennsylvania, on September 25, 1997, at 1:00 p.m., for the purposes set forth below.

         1. To elect two Directors, the term of such Director to be three years.

         2. To transact such other and further business as may properly come before the meeting or any adjournment thereof.

         A proxy statement and proxy are enclosed herewith. If you are unable to attend the Annual Meeting in person you are urged to sign, date and return the enclosed proxy promptly in the enclosed addressed envelope which requires no postage if mailed in the United States.


                                         By Order of the Board of Directors


                                                 Peter J. Kursman
                                                     President


Dated: Philadelphia, Pennsylvania
       July 18, 1997


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                            JETRONIC INDUSTRIES, INC.
                              4200 Mitchell Street
                        Philadelphia, Pennsylvania 19128

                              --------------------
               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                              --------------------

         This proxy statement is furnished to the shareholders of Jetronic Industries, Inc. (herein called the "Company") in connection with the Board of Directors' solicitation of proxies to be used at the Annual Meeting of Shareholders on September 25, 1997 or any adjournments thereof. This proxy statement was first mailed to Shareholders of the Company on or about July 18, 1997, accompanied by the Company's Annual Report to Shareholders for the fiscal year ended January 31, 1997.

         Only holders of Common Stock of record on the books of the Company at the close of business on July 3, 1997 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. On that date, there were 3,604,499 shares of Common Stock outstanding. Each holder of record of Common Stock of the Company as of the Record Date will be entitled to one vote for each share of stock standing of record in his name, except that for the election of directors by Common Shareholders, shareholders shall be entitled to as many votes as shall equal the number of shares standing in their names multiplied by the number of directors to be elected, and they may cast all such votes for a single director or may distribute them among the number to be voted for. The nominees receiving the greatest number of votes cast at the Annual Meeting will be elected as directors.

         It is expected that the solicitation of proxies will be primarily by mail. Proxies may be solicited personally and by telephone by officers, directors or other representatives of the Company. The total expenses of preparing, assembling and mailing the proxy statement and accompanying notice and form of proxy, which are estimated to be $20,000, will be borne by the Company. Such expenses may also include reimbursement for out-of-pocket disbursements incurred by brokerage houses and other custodians, nominees or other fiduciaries for forwarding such documents to shareholders.

         Each proxy delivered pursuant to this solicitation is revocable by the person giving it at any time before it is voted. Proxies may be revoked by filing with the Secretary of the Company written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares of Common Stock or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy unless the shareholder votes his shares of Common Stock in person at the Annual Meeting. Any notice revoking a proxy should be sent to the Assistant Secretary of the Company, Leonard W. Pietrzak, 4200 Mitchell Street, Philadelphia, Pennsylvania 19128.

         Proxies given in the form enclosed, unless previously revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein and if no choice is specified, will be voted in favor of the nominees for Director and the proposals set forth herein.

                              ELECTION OF DIRECTORS

Nominees for Election as Directors

         The By-Laws of the Company were amended in 1975 to provide for a classified Board of Directors consisting of approximate equal classes, each to serve for a term of three years or until their successors shall have been elected and qualified. The proxies will be voted for the election of the following nominees. Should any nominee become unavailable for any reason before the meeting (which is not anticipated) the proxies will be voted for a substitute person to be selected by the Board of Directors of the Company.

                                   Principal Occupation                 Director
   Director              Age    During the Past Five Years                Since
   --------              ---    --------------------------                -----

Peter J. Kursman .....   44     President (formerly Vice President)       1982
William L. Weiss .....   68     Attorney in private practice              1973

         The other directors who are presently serving, and who were elected previously for terms which have not expired are:

Term expires 1999

Daniel R. Kursman ....   71     Chairman of the Board and                 1951
                                   Treasurer

Leonard W. Pietrzak ..   57     Vice President - Finance                  1994

                          INFORMATION ABOUT MANAGEMENT

Executive Officers

         The following table contains information as to the Executive Officers of the Company.

                                                                        Officer
    Individual           Age            Position                         Since
    ----------           ---            --------                         -----

Daniel R. Kursman (1)    71      Treasurer                                1951
Peter J. Kursman (1) .   44      President                                1978
Leonard W. Pietrzak ..   57      Vice President - Finance                 1981

         All Executive Officers have held their present positions with the Company for at least five years, except for Peter J. Kursman who previously held the position of Vice President.

----------
(1) Peter J. Kursman is the son of Daniel R. Kursman.

Security Ownership

         The following table contains information as to the number of shares of the Company's Common Stock, owned as of May 1, 1997, by each Director and by all Directors and Officers of the Company as a group. The information is based upon information furnished by the persons concerned.

       Individual or Number        Shares of Company Stock      Percentage
        of Persons in Group         Owned Beneficially           of Class
       --------------------        -----------------------      ----------

Daniel R. Kursman ...............       219,536                    6.1%
William L. Weiss ................         1,464                      *
All Directors and Officers
 as a group (two in group) ......       221,000                    6.1%

----------
* Less than 1%.

Management Remuneration

         The following table contains information with respect to the aggregate cash compensation paid by the Company during the fiscal year ended January 31, 1997 to the most highly compensated Executive Officers of the Company whose total cash consideration exceeded $100,000.

                                                                 All Other
Name & Principal Position (1)     Year       Salary  Bonus  Compensation (2)(3)
-----------------------------     ----       ------  -----  -------------------

Daniel R. Kursman, Chairman
  of the Board, Treasurer
  and Director (4)                1997     104,703                  1,461
                                  1996     155,872                  3,579
                                  1995     174,945                  2,934

Peter J. Kursman, President
  and Director (5)                1997     155,951   64,072         1,796
                                  1996     143,295   40,588         3,527
                                  1995     142,622   31,616         2,957

(1) Does not include fees paid to William L. Weiss, general counsel to the Company, in the amount of $40,000. Mr. Weiss is a Director of the Company.

(2) Directors who are not employees of the Company receive $1,250 per meeting and employee-Directors receive $700 per meeting.

(3) The Company has a defined contribution pension plan and a profit sharing plan covering certain employees, including Officers (the "Jetronic Industries, Inc. Retirement and Profit Sharing Plans"). Contributions to the Profit Sharing Plan are made at the discretion of the Board of Directors and are limited to a maximum of 5.7% of eligible compensation of participants. Company contributions to the defined contribution pension plan are limited to .8% of a maximum of 4% of eligible contributions. Contributions made for the account of each individual during the fiscal year ended January 31, 1997 are included in the amounts reflected.

(4) Daniel R. Kursman is employed as Chairman of the Board under a contract expiring on March 31, 2000, at a current annual salary of $100,000.

(5) Peter J. Kursman is employed as President under a contract expiring February 1, 2001, at an annual salary of $150,000, plus a yearly bonus of 4% of certain subsidiary and 3% of certain divisional pretax earnings.

Compensation Committee Report

         Decisions regarding compensation of the Company's executives are generally made by the two-member Stock Option and Compensation Committee (the "Compensation Committee") of the Company's Board of Directors.

         The compensation of the Company's Chief Executive Officer and other executive officers is comprised of annual salary and cash and stock incentives based on annual and long-term results of the Company. Annual increases, if any, are based on individual performance, level of responsibilities and the Company's overall performance.


                                PERFORMANCE GRAPH

         The following graph reflects a comparison of cummulative total returns for the Company's Common Stock during the five year period ended January 31, 1997 with the Dow Jones Industrial Average and the Dow Jones Industry Group Average for Diversified Technology.


     250|------------------------------------------------------------------|
        |                                                                  |
        |                                                                 #&
        |                                                                  *
        |             &           &                                        |
     200|------------------------------------------------------------------|
        |                                                                  |
        |                                                    #             |
        |                                                    *             |
        |                                                                  |
D    150|-------------------------#----------------------------------------|
O       |                                                                  |
L       |                                      #                           |
L       |                         *            *                           |
A       |             *#                       &                           |
R    100*#&----------------------------------------------------------------|
S       |                                                    &             |
        |                                                                  |
        |                                                                  |
        |                                                                  |
      50|------------------------------------------------------------------|
        |                                                                  |
        |                                                                  |
        |                                                                  |
        |                                                                  |
       0|------------------------------------------------------------------|
       1992         1993         1994         1995         1996         1997

              *=DJA     #=Diversified Tech      &=Jetronic Industries

               DJA         Diversified Tech        Jetronic Industries
               ---         -----------------        -------------------
1992           100                 100                      100
1993           105                 107                      213
1994           126                 154                      213
1995           121                 138                      112
1996           170                 184                       87
1997           215                 227                      225


         The above graph assumes $100 invested on January 31, 1992 in Jetronic Industries, Inc. Common Stock, the Dow Jones Industrial Average and the Dow Jones Industry Group Average for Diversified Technology.

Certain Transactions

         In March 1969, the Company loaned Daniel R. Kursman $50,000 at 7 1/2% interest (the prime interest rate on that date) due on demand in order to exercise stock options to purchase Common Stock of the Company. The loan is collateralized by the 25,000 shares so acquired which had a market value of $35,938 on May 1, 1997. In January 1972, the terms of this loan, together with certain other advances made to Mr. Kursman which aggregated $4,500 were modified to provide for repayment of the $54,500 in January 1973 at 6 1/4% interest (1% above the prime rate on that date). In January 1972, the Company made further personal advances to Mr. Kursman of $18,000 at 6% interest (1% above the prime rate on that date) due in January 1973. During January 1973, the aggregate of all such indebtedness amounting to $72,500 was consolidated with interest at the rate of 7% and provision was made for payment in January 1974 and extended annually to January 31, 1998. Consideration has been received and accrued interest receivable reduced as follows: December 1975 - $10,000; March 1980 - $16,152; December 1982 - $10,000. Payment of principal at January 31, 1997 in the amount of $73,000 has been extended until February 1, 1998. At January 31, 1997, the Company's effective rate for short-term borrowings was 10.64%. The differential between the rate charged and the Company's borrowing rate is not included in the remuneration table above. Mr. Kursman has undertaken to satisfy this obligation during the term of his current employment contract.

Board of Directors and Committees

         During the year ended January 31, 1997, the Board of Directors of the Company held one meeting. Every Director attended the meeting held in FY 1997. Daniel R. Kursman and William L. Weiss constitute the audit committee of the Board of Directors. The audit committee meets at least once a year and more frequently if required. The audit committee acts as a liaison between the Company's internal accounting staff and its independent accountants and reports to the Board of Directors with respect to financial reporting, financial practices and the adequacy of internal controls. William L. Weiss and Daniel R. Kursman constitute the Stock Option and Compensation Committee. The Stock Option and Compensation Committee determines to whom options will be granted under the 1990 Incentive Stock Option Plan and reviews executive salaries and bonus awards.

                             CERTAIN SECURITY OWNERS

         The following table sets forth information concerning each person who, to the knowledge of the Company, was the owner on May 1, 1997 of more than 5% of the outstanding shares of the Company's Common Stock.

                                                             Number
     Title         Name and Address             Nature of      of     Percentage
    of Class           of Owner                 ownership    Shares   of Class
    --------       ----------------             ---------    ------   --------

 Common Stock   Robert L. Gipson               Record and    426,517   11.8%
                61 Broadway                    Beneficially
                New York, NY

 Common Stock   Daniel R. Kursman              Record and    219,536    6.1%
                191 Presidential Boulevard     Beneficially
                Bala Cynwyd, PA

                              SHAREHOLDER PROPOSALS

         Shareholders who wish to submit proposals for inclusion in the Proxy Statement for the Company's Annual Meeting must submit the same to the Company on or before May 15 in the year in which the Shareholders' Meeting is to be held.

                             INDEPENDENT ACCOUNTANTS

         A representative of Asher & Company, Ltd., independent accountants for the Company for the year ended January 31, 1997, will be present at the Annual Meeting of Shareholders with the opportunity to make a statement if he so desires and to respond to appropriate questions.

                                     GENERAL

         Management does not know of any other matters which may come before the meeting. However, if any other business comes before the meeting or any adjournment thereof, proxies will be voted in accordance with the discretion of the persons named therein.

         All shareholders are urged to complete, date and sign the accompanying form of proxy and return it in the enclosed envelope which requires no postage if mailed in the United States.


                                           By Order of the Board of Directors


                                                    Peter J. Kursman
                                                         President


July 18, 1997

                            JETRONIC INDUSTRIES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Peter J. Kursman and Leonard W. Pietrzak, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of Common Stock of Jetronic Industries, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders thereof to be held September 25, 1997, and at any and all adjournments thereof, upon the following matters:

1. Election of Directors
   FOR ALL Nominees listed below*                WITHHOLD AUTHORITY
   (except as marked to the                      to vote for all nominees
   contrary below)                  [ ]          listed below              [ ]

INSTRUCTION: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below:

               [ ] Peter J. Kursman               [ ] William L. Weiss

2. Transaction of all such other business as may properly come before the meeting or any adjournments thereof.

                            (Please see reverse side)

         *For election of Directors, shareholders are entitled to as many votes as shall equal the number of shares of stock standing in their names multiplied by the number of Directors. You may cast all such votes for a single Director or may distribute them among the number to be voted for.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS (1) TO (2). IF NO SPECIFICATION IS MADE, SUCH STOCK WILL BE VOTED FOR SAID ITEM.

                                       Dated:_____________________________1997

                                        ________________________________________
                                                Signature of Shareholder

                                        ________________________________________
                                                Signature of Shareholder

                                       Please sign exactly as
                                       name appears. For joint
                                       account, each joint owner
                                       should sign.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
                PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY.